                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 20, 2005
                Date of Report (Date of Earliest Event Reported)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                           SEQUOIA HELOC TRUST 2004-1
        (as Depositor of Sequoia HELOC Trust 2004-1, the Issuer of HELOC
                              Asset-Backed Notes,
           Series 2004-1, under an Indenture dated as of June 1, 2004)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                     333-115296-02           91-1771827
           --------                     -------------           ----------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   OTHER EVENTS

             Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Asset-Backed Notes issued by Sequoia HELOC Trust 2004-1 (the "Notes").

             The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 9.01.   Exhibits

             10.1 Monthly Payment Date Statement relating to the distribution to Noteholders, January 20, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2005


                                     SEQUOIA MORTGAGE FUNDING
                                           CORPORATION


                                      By:     /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary

                                                    EXHIBIT INDEX

Exhibit Number                                                                               Page Number
--------------                                                                               -----------
10.1              Monthly Payment Date Statement relating to the distribution to
                  Noteholders, January 20, 2005.........................................          5